UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period:   7/31/13

Item 1.  Reports to Stockholders.

ANNUAL REPORT

JULY 31, 2013

INVESTOR CLASS SHARES  (WADEX)

1-866-950-6WFG

www.wadefunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

September 9, 2013

Dear Shareholder,

Thank you for your investment in the Wade Tactical L/S Fund (the “Fund”) (WADEX).

Over the past year, as we have since its inception, my co-portfolio managers and I have consistently pursued the Fund’s primary objective: helping you protect your capital and achieve a positive absolute return over a full investing cycle. We do this using our Contrarian Value (ConVal®) approach—applying rigorous research methodologies to identify assets we believe are undervalued.

Performance Over the Past Year

Over our fiscal year (July 31, 2012 - July 31, 2013), the Fund achieved a return of 12.63 percent; year-to-date through July 31, 2013, the Fund is up 9.37 percent. The Wade Tactical L/S Fund is an alternative fund with a large long/short exposure currently set at 24%. We agree with Lipper Investment Management who currently has us categorized as a Long/Short Fund. We feel that this strong performance, particularly when viewed against the Lipper US Index Long/Short Equity Funds, provides validation of our ConVal® approach.

Wade Tactical L/S Fund (WADEX) Performance

Benchmarked Against Lipper US Index Long/Short Equity Funds. July 31, 2012-July 31, 2013

Contributing to our performance over the past year was our tactical, carefully managed equity exposure. Following our proprietary market indicators, we generally maintained an above-average equity exposure. We maintained full investment in many of the market sectors we follow.

Our base equity investment of 30 percent is evenly split between our Paid to Wait® strategy, which is a dividend/value strategy, and our Concentrated Growth strategy. Both use quantitative screening approaches to identify stocks we believe will outperform the market. The strong performance of each of these, coupled with our equity investment, allowed us to capture return from the rising market.

Reflecting our long-term outlook, the Fund maintains a roughly 20-30 percent allocation to the fixed-income markets. This year, as bond yields rose while prices fell, our fixed-income investments have had a negative impact on our short-term performance. This was counterbalanced by the strong equity performance as noted above. Since the beginning of 2013, we have maintained a defensive posture in our fixed-income investments. We have kept the duration of our bonds short; strongly overweighted the high-yield sector; and invested in floating-rate bonds whose interest payments reset upward when rates rise. We believe that these moves leave us well-positioned to take full advantage of future opportunities as bond rates continue to vary.

In addition to the tactically diversified portfolio that has been in place since the Fund’s inception, over the past year we have deepened our focus on alternative investing by adding several new long/short equity strategies. We believe these strategies will help lower the risk of the Fund while adding to its long-term returns.

Moving forward, the Fund will generally have a net equity allocation ranging from 30 to 70 percent.

Diversified, Alternative Investing Through Long/Short Strategies

Maintaining a diversified portfolio has been a founding principle of our fund management. We continue to invest across many asset classes, seeking to add assets that are not highly correlated to the current holdings. The graphic below shows the approximate asset allocation of the Fund as of fiscal year end (July 31, 2013).

Wade Tactical L/S Fund (WADEX) Asset Allocation

As of July 31, 2013

Over the course of the past year, we have continued to build on this diversification, focusing on alternative investing through long/short strategies. Our goal is to lower overall risk, while adding return. Therefore, as we meticulously researched these strategies, we sought to ensure that they met the following requirements:

•

Dollar amounts of securities to be sold short must equal the dollar amounts sold long. Therefore, our long/short investments do not add to the Fund’s net equity exposure.

•

Show performance over the past decades that is not correlated with the overall market.

•

Show performance over past decades that is not correlated with the other long/short strategies.

By combining strategies that meet these requirements, we maximize potential market-neutral return, relative to the risk we are taking.

From this evaluation, four strategies emerged:

•

Qualitative Research Strategy Using our own proprietary qualitative research, along with specialized research from outside providers, we identify stocks that we believe will perform strongly. We then short the corresponding sector of that stock, looking to capture the outperformance of the company over its own sector.

•

Analyst Outlook Strategy We rely on composite analyst projections to select long and short positions through a consistent, multi-step investment process.

•

Mean Reversion Strategy We identify stocks that have the largest short-term price deviation from their averages, and seek to capture return from price normalization.

•

All Assets Strategy We isolate momentum as a screening factor, and apply it to a pool of roughly 150 ETFs that invest in various sectors, countries, commodities, and asset classes. Our screening process highlights the 10 ETFs that have shown the strongest momentum, which we go long, and the 10 that have shown the weakest momentum, which we short.

While each of these strategies has contributed positively to the Fund’s performance this year, we believe that the real advantage lies in combining the four strategies together, in one fund. Their non-correlation to the market, as well as to each other, creates potential for strong return relative to the risk involved.

As we move forward, we are making use of the Fund’s borrowing capacity to open a carefully managed line of credit. This line of credit, which is fully backed by Fund assets, will be used to maximize the opportunities created by these alternative strategies. This gives us flexibility to maintain the Fund’s asset allocation as directed by our ConVal® market indicators, while continuing to pursue market-neutral return through our long/short strategies.

Analysis of WADEX as a Lipper Leader

Our attention to protecting shareholder capital, as well as maintaining a low expense ratio, was recently recognized by Lipper, a Thomson Reuters company that supplies mutual fund and other information to recognized media outlets such as the Wall Street Journal. The Fund received the highest possible rating for Preservation and Expense in its Alternatives category. The full ratings are shown on the next page.

Wade Tactical L/S Fund (WADEX) Lipper Leader Ratings1

As of July 31, 2013.

From www.lipperleaders.com

   Latest price does not represent the NAV as of 7/31/13.

Investing Alongside You

As shareholders alongside you, I and my investment team will continue to manage the Fund in the best interest of you, the investor, always putting “You First.”

For more information about the Wade Tactical L/S Fund, please visit our website at www.wadefunds.com.

Thank you again for your investment in the Fund and your continued confidence in our team. 2197-NLD-9/10/2013

Sincerely,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

Chief Wealth Advocate

1 About Lipper Ratings: Lipper Ratings for Total Return reflect fund historic total return performance relative to peers. Lipper Ratings for Consistent Return reflect fund historical risk-adjusted returns relative to peers. Lipper Ratings for Preservation are relative, rather than absolute. Lipper Ratings for Expense reflect fund expense minimization relative to peers. Lipper Ratings for Tax Efficiency (U.S. Only) reflect fund historical ability to postpone taxable distributions. Lipper Ratings do not take into account the effects of sales charges. Overall Ratings are based on an equal-weighted average of percentile ranks for each measure over 3-, 5-, and 10-year periods (if applicable).

Wade Tactical L/S Fund
PORTFOLIO REVIEW
July 31, 2013 (Unaudited)

The Fund's performance figures* for the year ended July 31, 2013, as compared to its benchmark:
		Annualized	Annualized
	One Year	Three Year	Since Inception **
Wade Tactical L/S Fund - Investor Class	12.63%	5.81%	8.60%
Lipper Long/Short Equity Funds Index +	9.78%	6.31%	8.83%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008.
+ The performance of the Lipper Long/Short Equity Fund Index is based on the total returns of funds within the index. It is not possible to invest directly in an index.

Portfolio Composition as of July 31, 2013	% of Net Assets
Common Stock	45.6%
Exchange Traded Funds	31.7%
Mutual Funds	9.1%
Bonds & Notes	10.7%
Short Term Investments	3.0%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
July 31, 2013
Shares		Value
	COMMON STOCK - 45.6%
	AEROSPACE/DEFENSE - 1.2%
1,710	Alliant Techsystems, Inc. +	$ 159,201
940	Lockheed Martin Corp.	112,913
1,267	Northrop Grumman Corp.	116,640
1,547	Raytheon Co.	111,136
		499,890
	AGRICULTURE - 0.3%
2,324	The Andersons, Inc. +	137,860

	AIRLINES - 1.5%
2,200	Alaska Air Group, Inc. * +	134,574
847	Copa Holdings SA - Class A	117,877
5,933	Delta Air Lines, Inc. *	125,958
10,940	Republic Airways Holdings, Inc. *	150,206
7,455	US Airways Group, Inc. *	144,254
		672,869
	AUTO PARTS & EQUIPMENT - 0.3%
2,180	Lear Corp.	151,009

	BANKS - 0.6%
1,767	Capital One Financial Corp. +	121,958
2,103	JPMogan Chase & Co.	117,200
		239,158
	BEVERAGES - 0.2%
1,169	PepsiCo, Inc.	97,658

	BIOTECHNOLOGY - 0.3%
494	Regeneron Pharmaceuticals, Inc. *	133,410

	BUILDING MATERIALS - 0.3%
1,128	Martin Marietta Materials, Inc.	112,349

	CHEMICALS - 1.4%
1,564	Air Products & Chemicals, Inc. +	169,913
878	Airgas, Inc. +	90,618
1,168	Ecolab, Inc.	107,619
1,477	International Flavors & Fragrances, Inc.	119,164
830	Praxair, Inc.	99,741
		587,055
	COMMERCIAL SERVICES - 0.9%
1,365	FleetCor Technologies, Inc. *	122,536
5,769	Genpact Ltd.	117,630
4,000	H&R Block, Inc. +	125,720
432	SAIC, Inc.	6,605
		372,491
	COMPUTERS - 1.5%
1,259	Apple, Inc. +	569,697
416	International Business Machines Corp.	81,137
		650,834
	DIVERSIFIED FINANCIAL SERVICES- 1.4%
6,050	FBR & Co. *	173,574
2,448	Franklin Resources, Inc.	119,658
5,800	Regional Management Corp. *	179,278
6,130	SLM Corp.	151,472
		623,982

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	ELECTRIC - 1.1%
9,258	AES Corp/VA +	$ 115,169
1,249	Entergy Corp.	84,307
2,703	Exelon Corp.	82,685
2,096	FirstEnergy Corp.	79,795
630	NRG Energy, Inc.	16,897
2,900	PPL Corp.	92,133
		470,986
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
8,400	Coleman Cable, Inc.	182,532

	ENVIRONMENTAL CONTROL - 0.5%
2,197	Clean Harbors, Inc. *	123,999
2,338	Waste Management, Inc.	98,266
		222,265
	FOOD - 2.1%
2,346	Campbell Soup Co. +	109,793
2,028	General Mills, Inc.	105,456
5,930	Ingles Markets, Inc.	168,768
3,659	The Kroger Co.	143,689
5,400	Safeway, Inc.	139,266
3,264	Sysco Corp.	112,641
4,322	Tyson Foods, Inc. - Class A	119,374
		898,987
	GAS - 0.2%
1,530	National Grid PLC - ADR	91,173

	HAND/MACHINE TOOLS - 0.3%
9,299	Hardinge, Inc.	147,110

	HEALTHCARE-PRODUCTS - 0.6%
1,159	Becton Dickinson and Co.	120,211
932	The Copper Cos., Inc.	118,690
		238,901
	HEALTHCARE-SERVICES - 1.3%
2,180	Aetna, Inc. +	139,891
1,900	Cigna Corp. +	147,877
919	DaVita HealthCare Partners, Inc. *	106,981
1,725	WellPoint, Inc.	147,591
		542,340
	HOLDINGS COMPANIES - 0.3%
4,090	Leucadia National Corp.	109,735

	HOME BUILDERS - 0.3%
2,257	Thor Industries, Inc.	121,991

	HOME FURNISHINGS - 0.6%
8,918	Bassett Furniture Industries, Inc. +	142,064
971	Whirlpool Corp.	130,056
		272,120
	HOUSEHOLD PRODUCTS/WARES - 0.7%
1,083	The Clorox Co.	93,073
4,400	CSS Industries, Inc. +	117,172
964	Kimberly-Clark Corp.	95,243
		305,488
See accompanying notes to financial statements.
Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	HOUSEWARES - 0.3%
9,333	Lifetime Brands, Inc.	$ 139,808

	INSURANCE - 4.8%
1,241	ACE Ltd. - ORD +	113,402
8,310	American Equity Investment Life Holding Co. +	151,242
3,304	Aspen Insurance Holdings Ltd. +	123,867
2,654	Assurant, Inc. +	143,741
2,830	Axis Capital Holdings Ltd. +	123,275
5,562	Employers Holdings, Inc. +	146,225
187	Erie Indemnity Co.	15,029
900	Everest Re Group Ltd.	120,177
4,700	First American Financial Corp.	106,831
690	National Western Life Insurance Co. - Class A	147,625
2,396	PartnerRe Ltd.	214,538
2,220	Platinum Underwriters Holdings Ltd.	128,960
2,000	Reinsurance Group of America, Inc.	136,180
940	RenaissanceRe Holdings Ltd.	81,752
21,000	Universal Insurance Holdings, Inc.	165,060
4,580	Unumprovident Corp.	144,911
		2,062,815
	INTERNET - 1.8%
40,000	Brightcove, Inc. * +	408,800
126	Google, Inc. - Class A *	111,838
526	Netflix, Inc. *	128,460
1,824	TripAdvisor, Inc. *	136,836
		785,934
	LODGING - 0.3%
2,097	Las Vegas Sands Corp.	116,530

	MEDIA - 0.4%
5,170	Nexstar Broadcasting Group, Inc.	186,327

	MINING - 0.2%
1,186	Compass Minerals International, Inc.	89,662

	MISCELLANEOUS MANUFACTURING - 0.3%
3,430	Park-Ohio Holdings Corp. *	120,496

	OIL & GAS - 4.2%
51,500	Birchcliff Energy Ltd. *	383,675
3,999	Cheniere Energy, Inc. *	114,251
26,500	Chesapeake Energy Corp. +	617,450
949	Chevron Corp.	119,470
1,500	ConocoPhillips	97,290
945	Exxon Mobil Corp.	88,594
1,562	Marathon Petroleum Corp.	114,541
1,004	Occidental Petroleum Corp.	89,406
1,141	Royal Dutch Shell PLC - ADR - Class B	80,863
2,122	Tesoro Corp.	120,636
		1,826,176
	PACKAGING & CONTAINERS - 0.5%
1,635	AEP Industries, Inc. * +	131,944
2,721	Sonoco Products Co.	104,731
		236,675

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	PHARMACEUTICALS - 5.7%
3,182	Abbott Laboratories +	$ 116,557
879	Actavis, Inc. * +	118,023
1,318	Allergan, Inc. +	120,096
2,329	Amerisource Bergen Corp. +	135,711
39,727	BioScrip, Inc. * +	645,564
1,894	Cardinal Health, Inc.	94,870
10,800	Catamaran Corp. * +	570,240
1,925	GlaxoSmithKline PLC - ADR	98,098
1,144	Johnson & Johnson	106,964
969	McKesson Corp.	118,857
1,850	Merck & Co., Inc.	89,114
1,257	Novartis AG - ADR	90,014
2,230	USANA Health Sciences, Inc. *	184,243
		2,488,351
	PIPELINES - 0.3%
2,687	ONEOK, Inc.	142,277

	REAL ESTATE - 0.3%
2,792	Alexander & Baldwin, Inc. * +	123,658

	REAL ESTATE INVESTMENT TRUSTS - 1.2%
8,831	Annaly Capital Management, Inc. +	105,265
2,655	National Retail Properties, Inc.	92,898
17,670	New York Mortgage Trust, Inc.	113,795
703	Simon Property Group, Inc.	112,522
10,500	Two Harbors Investment Corp.	105,315
		529,795
	RETAIL - 3.8%
2,540	Abercrombie & Fitch Co. - Class A +	126,670
4,915	Best Buy Co, Inc.	147,892
27,000	Body Central Corp. * +	325,620
1,900	CVS Caremark Corp.	116,831
2,201	Dollar General Corp. *	120,329
3,610	GameStop Corp. - Cl. A	177,107
9,333	HHGREGG, Inc. *	146,435
897	McDonald's Corp.	87,978
888	PVH Corp.	117,030
17,500	Roundy's, Inc.	159,600
1,383	Target Corp.	98,539
		1,624,031
	SAVINGS & LOANS - 0.4%
7,200	Capitol Federal Financial, Inc. +	90,792
6,797	People's United Financial, Inc.	101,955
		192,747
	SEMICONDUCTORS - 0.5%
2,970	Avago Technologies Ltd. +	108,940
4,088	Intel Corp.	95,250
		204,190
	SHIPBUILDING - 0.3%
2,370	Huntington Ingalls Industries, Inc.	147,367

	SOFTWARE - 0.5%
3,570	CA, Inc.	106,172
3,049	Microsoft Corp.	97,050
		203,222

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	TELECOMMUNICATIONS - 1.5%
2,030	BCE, Inc.	$ 83,819
2,672	Chunghwa Telecom Co., Ltd. - ADR	85,691
1,790	Harris Corp.	102,155
8,500	IDT Corp. - Class B	175,695
4,102	Nippon Telegraph & Telephone Corp. - ADR	103,288
3,114	Vodafone Group PLC - ADR	93,264
		643,912

	TOTAL COMMON STOCK (Cost - $17,288,160)	19,746,166

	EXCHANGE TRADED FUNDS - 31.7%
	ASSET ALLOCATION FUND - 2.6%
26,800	WisdomTree Managed Futures Strategy Fund *	1,133,372

	COMMODITY FUNDS - 1.6%
819	PowerShares DB Silver Fund *	27,182
5,126	SPDR Gold Shares *	655,923
		683,105
	DEBT FUNDS - 0.7%
3,362	Guggenheim BulletShares 2014 Corporate Bond ETF	71,611
500	Guggenheim BulletShares 2014 High Yield Corporate Bond ETF	13,318
5,646	iPath US Treasury Steepener ETN *	226,066
		310,995
	EQUITY FUNDS - 26.8%
27,000	First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	1,086,615
46,500	First Trust North American Energy Infrastructure Fund +	1,107,630
9,347	Guggenheim Solar ETF	266,576
18,150	iShares MSCI EAFE ETF +	1,095,716
24,900	iShares MSCI EAFE Small Cap ETF +	1,117,263
1,277	iShares NASDAQ Biotechnology ETF	252,629
15,050	iShares Russell 2000 ETF +	1,560,233
2,722	iShares U.S. Aerospace & Defense ETF	240,897
7,212	iShares U.S. Broker-Dealers ETF	233,236
3,104	iShares U.S. Financial Services ETF	236,618
2,643	iShares U.S. Healthcare Providers ETF	232,135
5,448	iShares U.S. Insurance ETF	233,174
7,587	iShares US Regional Banks ETF	236,532
6,849	Market Vectors Global Alternative Energy ETF	348,957
20,200	Powershares QQQ Trust Series 1 +	1,530,554
10,800	SPDR S&P 500 ETF Trust	1,821,528
		11,600,293
	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,726,854)	13,727,765

	MUTUAL FUNDS - 9.1%
	DEBT FUNDS - 9.1%
67,004	DoubleLine Total Return Bond Fund	735,704
74,583	Neuberger Berman Floating Rate Income Fund	768,204
72,725	PIMCO Total Return Fund	784,704
72,569	PIMCO Unconstrained Bond Fund	817,858
75,080	Third Avenue Focused Credit Fund	825,131

	TOTAL MUTUAL FUNDS (Cost - $4,013,981)	3,931,601

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013

Principal Amount		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 10.7%
	AGRICULTURE - 1.0%
$ 400,000	Alliance One International, Inc.	10.0000	7/15/2016	$ 420,000

	BANKS - 1.3%
275,000	Ally Financial, Inc.	5.9000	12/15/2013	275,596
45,000	Ally Financial, Inc.	6.0000	11/15/2013	45,032
20,000	Ally Financial, Inc.	6.0000	12/15/2013	20,079
91,000	Ally Financial, Inc.	6.1500	11/15/2013	91,278
4,000	Ally Financial, Inc.	6.1500	12/15/2013	3,995
100,000	Ally Financial, Inc.	6.2500	10/15/2013	100,489
25,000	Ally Financial, Inc.	6.2500	11/15/2013	25,057
				561,526
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. +	8.0000	1/15/2018	422,500

	GAS - 2.0%
380,000	Sabine Pass LNG LP	7.5000	11/30/2016	418,000
440,000	Sabine Pass LNG LP (a) +	7.5000	11/30/2016	462,000
				880,000
	PIPELINES - 2.1%
900,000	Niska Gas Storage US LLC / Niska Gas Storage Canada ULC +	8.8750	3/15/2018	940,500

	SEMICONDUCTORS - 2.2%
900,000	Advanced Micro Devices, Inc. +	8.1250	12/15/2017	933,750

	TELECOMMUNICATIONS - 1.1%
450,000	Cincinnati Bell, Inc.	8.7500	3/15/2018	468,000

	TOTAL BONDS & NOTES (Cost - $4,582,771)			4,626,276
Shares
	SHORT-TERM INVESTMENTS - 3.0%
	MONEY MARKET FUNDS - 3.0%
28,907	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.07% **			28,907
1,299,855	Fidelity Institutional Money Market Funds - Prime Money Market Portfolio, 0.07%**			1,299,855
	TOTAL SHORT TERM INVESTMENTS (Cost - $1,328,762)			1,328,762

	TOTAL INVESTMENTS - 100.1% (Cost - $39,940,528) (b)			$ 43,360,570
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%			(34,796)
	TOTAL NET ASSETS - 100.0%			$ 43,325,774

Shares				Value
	SECURITIES SOLD SHORT - (19.4) %
	COMMON STOCK - (10.2)%
	APPAREL - (0.2)%
1,743	NIKE, Inc. - Class B			$ 109,670

	AUTO MANUFACTURERS - (0.3)%
3,999	Navistar International Corp. *			136,566

	BEVERAGES - (0.3)%
1,643	Brown-Forman Corp. - Class B			119,134

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	BIOTECHNOLOGY - (0.3)%
5,045	Incyte Corp. Ltd. *	$ 118,103

	CHEMICALS - (0.8)%
647	CF Industries Holdings, Inc.	126,818
3,450	The Dow Chemical Co.	120,888
2,114	EI du Pont de Nemours & Co.	121,957
		369,663
	COMMERCIAL SERVICES - (0.5)%
6,264	Apollo Group, Inc. - Class A *	114,130
3,578	DeVry, Inc.	107,626
		221,756
	COMPUTERS - (0.3)%
2,536	Computer Sciences Corp.	120,866

	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
2,380	CBOE Holdings, Inc.	119,238

	ELECTRIC - (0.3)%
4,386	Hawaiian Electric Industries, Inc.	116,931

	ENGINEERING & CONSTRUCTION - (0.3)%
3,906	Engility Holdings, Inc.	127,297

	FOOD - (0.8)%
3,178	ConAgra Foods, Inc.	115,075
1,578	McCormick & Co., Inc./MD	113,001
3,389	Smithfield Foods, Inc. *	112,515
		340,591
	GAS - (0.3)%
2,703	Atmos Energy Corp.	119,581

	HOUSEWARES - (0.3)%
2,500	The Toro Co.	123,200

	INSURANCE - (0.3)%
4,662	Fidelity National Financial, Inc. - Class A	114,126

	INTERNET - (0.6)%
13,500	NIC, Inc.	248,670

	IRON/STEEL - (0.0)%
1,244	United States Steel Corp.	21,583

	MINING - (0.2)%
14,194	Alcoa, Inc.	112,842

	MISCELLANEOUS MANUFACTURING - (0.3)%
1,671	Pall Corp.	116,903

	OIL & GAS - (0.2)%
1,614	Diamond Offshore Drilling, Inc.	108,848

	PHARMACUTICALS - (0.7)%
3,100	Endo Health Solutions, Inc. *	119,226
1,279	Onyx Pharmaceuticals, Inc. *	167,933
		287,159

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013
Shares		Value
	PRIVATE EQUITY - (0.3)%
8,761	American Capital Ltd. *	$ 119,675

	REAL ESTATE INVESTMENT TRUSTS - (1.8)%
2,730	American Campus Communities, Inc.	104,859
5,487	BioMed Realty Trust, Inc.	113,361
1,071	Federal Realty Investment Trust	112,808
4,224	Hospitality Properties Trust	120,342
2,100	Rayonier, Inc.	122,724
2,185	Regency Centers Corp.	115,215
1,340	Vornado Realty Trust	113,645
		802,954
	SEMICONDUCTORS - (0.3)%
1,739	Cree, Inc. *	121,556

	TELECOMMUNICATIONS - (0.0)%
676	AT&T, Inc.	23,843

	TRANSPORTATION - (0.5)%
1,537	JB Hunt Transport Services, Inc.	115,167
6,740	UTi Worldwide, Inc.	111,210
		226,377
	TOTAL COMMON STOCK SOLD SHORT (Proceeds $4,261,841)	4,447,132

	EXCHANGE TRADED FUNDS SOLD SHORT - (9.2)%
	DEBT FUND - (1.7)%
10,900	Direxion Daily 30 Year Plus Treasury Bear 3x Shares *	742,726

	EQUITY FUNDS - (7.5)%
18,390	Global X Silver Miners ETF	243,300
20,100	Health Care Select Sector SPDR Fund	1,025,100
5,273	iShares MSCI Brazil Capped ETF	229,375
4,127	iShares MSCI Chile Capped ETF	200,696
3,422	iShares MSCI Mexico Capped ETF	226,092
2,955	iShares MSCI Thailand Capped ETF	224,196
3,800	iShares MSCI Turkey ETF	213,370
12,571	Market Vectors Coal ETF	225,147
12,540	Market Vectors Gold Miners ETF	338,078
2,200	SPDR S&P Retail ETF	179,696
4,000	Technology Select Sector SPDR Fund	126,880
		3,231,930
	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds - $3,860,717)	3,974,656

	TOTAL SECURITIES SOLD SHORT (Proceeds - $8,122,558) (b)	$ 8,421,788

See accompanying notes to financial statements.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2013

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on July 31, 2013.
+ All or part of these securities were held as collateral for securities sold short as of July 31, 2013.
(a) 144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of July 31, 2013, this security amounted to $462,000 or 1.1% of net assets.
ADR - American Depositary Receipt
ETF - Exchange Traded Fund

(b) Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (including securities sold short) is $32,109,483 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 3,767,033
	Unrealized depreciation	(937,734)
	Net unrealized appreciation	$ 2,829,299

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2013

ASSETS
Investment securities:
At cost	$ 39,940,528
At fair value	$ 43,360,570
Deposits with Broker	8,123,577
Receivable for securities sold	216,122
Dividends and interest receivable	100,706
Prepaid expenses and other assets	3,246
TOTAL ASSETS	51,804,221

LIABILITIES
Securities sold short (Proceeds - $8,122,558)	8,421,788
Fund shares redeemed	3,139
Investment advisory fees payable	38,790
Fees payable to other affiliates	6,653
Accrued expenses and other liabilities	8,077
TOTAL LIABILITIES	8,478,447
NET ASSETS	$ 43,325,774

Net Assets Consist Of:
Paid in capital	$ 40,709,583
Accumulated undistributed net investment income	79,229
Accumulated net realized loss from security transactions	(583,850)
Net unrealized appreciation of investments	3,120,812
NET ASSETS	$ 43,325,774

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 43,325,774
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,568,541

Net asset value, offering and redemption price per share (a)	$ 12.14

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF OPERATIONS
Year Ended July 31, 2013

INVESTMENT INCOME
Dividends (net of $4,405 foreign taxes withheld)	$ 824,539
Interest	223,830
TOTAL INVESTMENT INCOME	1,048,369

EXPENSES
Investment advisory fees	403,654
Administrative services fees	50,623
Dividends on short positions	44,482
Interest expense	43,119
Non 12b-1 shareholder services fees	35,208
Transfer agent fees	31,789
Accounting services fees	27,711
Legal fees	19,668
Audit fees	16,501
Compliance officer fees	14,747
Registration fees	13,682
Printing and postage expenses	12,850
Trustees' fees and expenses	6,817
Custodian fees	5,848
Insurance expense	1,806
Other expenses	1,861
NET EXPENSES	730,366

NET INVESTMENT INCOME	318,003

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gain from:
Investments	942,478
Securities sold short	194,652
Net realized gain from investments	1,137,130

Distributions of long term realized gains from underlying investment companies	9,259

Net change in unrealized appreciation (depreciation) from:
Investments	3,637,635
Securities sold short	(299,230)
Net change in unrealized appreciation (depreciation) from investments and securities sold short	3,338,405

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	4,484,794

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 4,802,797

Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31,	July 31,
	2013	2012
FROM OPERATIONS
Net investment income	$ 318,003	$ 525,182
Net realized gain (loss) from investments and securities sold short	1,137,130	(1,726,758)
Distributions of long term capital gains from underlying investment companies	9,259	49,598
Net change in unrealized appreciation (depreciation) from investments
and securities sold short	3,338,405	(537,058)
Net increase (decrease) in net assets resulting from operations	4,802,797	(1,689,036)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(310,829)	(729,487)
From net realized gains	(33,540)	(4,549,678)
Net decrease in net assets from distributions to shareholders	(344,369)	(5,279,165)

FROM SHARES OF BENEFICIAL INTEREST
Investor Class:
Proceeds from shares sold	11,954,854	7,352,043
Net asset value of shares issued in
reinvestment of distributions to shareholders	344,369	5,279,165
Redemption fee proceeds	97	1,176
Payments for shares redeemed	(11,071,202)	(10,909,992)
Net increase in net assets from shares of beneficial interest	1,228,118	1,722,392

TOTAL INCREASE/(DECREASE) IN NET ASSETS	5,686,546	(5,245,809)

NET ASSETS
Beginning of Year	37,639,228	42,885,037
End of Year *	$ 43,325,774	$ 37,639,228
* Undistributed net investment income:	$ 79,229	$ 102,109

SHARE ACTIVITY
Investor Class:
Shares Sold	1,049,916	671,832
Shares Reinvested	31,221	484,772
Shares Redeemed	(973,108)	(978,642)
	108,029	177,962

See accompanying notes to financial statements.

Wade Tactical L/S Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	July 31, 2013		July 31, 2012		July 31, 2011		July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 10.88		$ 13.06		$ 12.22		$ 11.68		$ 10.00

Activity from investment operations:
Net investment income (2,3)	0.09		0.15		0.22		0.13		0.11
Net realized and unrealized
gain/(loss) on investments	1.27		(0.68)		0.95		0.56		1.59
Total from investment operations	1.36		(0.53)		1.17		0.69		1.70

Paid-in-capital from redemption fees	0.00	##	0.00	(4)	0.00	(4)	0.00	(4)	-

Less distributions from:
Net investment income	(0.09)		(0.23)		(0.16)		(0.09)		(0.02)
Net realized gains	(0.01)		(1.42)		(0.17)		(0.06)		-
Total distributions	(0.10)		(1.65)		(0.33)		(0.15)		(0.02)

Net asset value, end of period	$ 12.14		$ 10.88		$ 13.06		$ 12.22		$ 11.68

Total return (5)	12.63%		(4.09)%		9.67%		5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 43,326		$ 37,639		$ 42,885		$ 47,019		$ 6,271

Ratio of expenses to average
net assets (including dividend and interest expense) (7)
before reimbursement	1.81%		1.46%		1.43%		1.47%		6.14%	(8)
net of reimbursement	1.81%		1.46%		1.43%		1.74%	(9)	1.99%	(8)
Ratio of expenses to average
net assets (excluding dividend and interest expense) (7)
before reimbursement	1.59%		1.46%		1.43%		1.47%		6.14%	(8)
net of reimbursement	1.59%		1.46%		1.43%		1.74%	(9)	1.99%	(8)
Ratio of net investment income
to average net assets (7)	0.79%		1.32%		1.68%		1.05%		1.53%	(8)

Portfolio Turnover Rate	191%		78%		97%		155%		117%	(6)

(1)	The Wade Tactical L/S Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)

The ratios of expenses to average net assets and net investment income do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of the advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

1.

ORGANIZATION

The Wade Tactical L/S Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return, with added emphasis on the protection of capital during unfavorable market conditions.  The Fund currently offers Investor Class shares. Class A shares of the Fund are currently not available for purchase.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 19,746,166	$ -	$ -	$ 19,746,166
Exchange Traded Funds	13,727,765	-	-	13,727,765
Mutual Funds	3,195,897	735,704	-	3,931,601
Bonds & Notes	-	4,626,276	-	4,626,276
Money Market Funds	1,328,762	-	-	1,328,762
Total	$ 37,998,590	$ 5,361,980	$ -	$ 43,360,570
Liabilities *	Level 1	Level 2	Level 3	Total
Securities Sold Short	$ 8,421,788	$ -	$ -	$ 8,421,788
Total	$ 8,421,788	$ -	$ -	$ 8,421,788

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classifications.

Transfers that were made into Level 2 represent securities being fair valued using observable inputs. A quoted price was not available at the time of valuation; therefore a fair valued price using observable inputs was used.

It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 assets:

	Mutual Funds	Total
Beginning Balance Level 2	$ -	$ -
Transfers into Level 2 from Level 1	735,704	735,704
Transfers from Level 2 from Level 1	-	-
Net Transfer In/(Out) of Level 2	$ 735,704	$ 735,704

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposits with Broker. The cash held as collateral for securities sold short as of July 31, 2013, was $8,123,577. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred on the Fund for the year ended July 31, 2013 is reported on the Statements of Operations as Interest expense. Interest amounts payable by the Funds as of July 31, 2013 are reported on the Statements of Assets and Liabilities as Interest payable – margin account.  As of July 31, 2013, there was no interest payable.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of and during the year ended July 31, 2013, related to uncertain tax positions expected to be taken on returns filed for the open tax years (2010, 2011 and 2012) or expected to be taken, in the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended July 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $78,411,684 and $64,857,972, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  Certain Trustees and officers of the Trust are also officers of GFS.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares through November 30, 2013.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  As of July 31, 2013, there were no expenses subject to recapture.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. The Plan provides that a monthly service and/or distribution fee is calculated by the Advisor at an annual rate of 0.25% of the Funds average daily net assets. During the year ended July, 31, 2013, the Fund did not pay distribution related charges pursuant to the Plan.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment advisor to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an advisor received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 additional annual fee, each to be paid quarterly and allocated between Northern Lights Fund Trust and Northern Lights Variable Trust.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment advisor depending on the circumstances necessitating the Special Meeting.  Neither the interested Trustee nor the officers of the Trust receive any compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

5.  BANK LINE OF CREDIT

The Fund has entered into a revolving line of credit agreement with Huntington National Bank for the purpose of investment purchases subject to the limitations of the 1940 Act of borrowings, of which borrowings are secured by securities pledged as collateral.  The maximum amount of borrowing allowed under the agreement is the lesser of $12,000,000 or 30% of the Fund’s daily market value.  The Fund will be charged an annual fee of $15,000 for this agreement. Borrowings under this agreement bear interest at the rate equal to the London Interbank Offered Rate (Libor Rate) plus 1.25% per annum, on the principal balance outstanding.  As of July 31, 2013, the current rate is 1.44%.  As of July 31, 2013, there were no outstanding loans.  During the year ended July 31, 2013, the Fund did not utilize the line of credit.

6.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended July 31, 2013, the Fund assessed $97 in redemption fees for the Investor Class.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2013	July 31, 2012
Ordinary Income	$ 323,212	$ 1,791,893
Long-Term Capital Gain	21,157	3,487,272
	$ 344,369	$ 5,279,165

As of July 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ 98,474	$ -	$ (311,582)	$ -	$ 2,829,299	$ 2,616,191

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, partnerships and grantor trusts.

At July 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$ 81,741	$ 229,841	$ 311,582

Permanent book and tax differences primarily attributable to adjustments for return of capital distributions, real estate investment trusts, grantor trusts, partnerships and foreign currency transactions, resulted in reclassification for the Fund for the year ended July 31, 2013 as follows: a decrease in undistributed net investment income and accumulated net realized losses from security transactions of $30,054.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of July 31, 2013 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 96% of the voting securities of the Wade Tactical L/S Fund.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

10.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  The Fund is a series of Northern Lights Trust (the “Trust”).  At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

Shares Voted

    Shares Voted Against

In Favor

               or Abstentions

Mark H. Taylor

  3,770,573

       5,649

John V. Palancia

  3,770,573

       5,649

Andrew Rogers

  3,770,573

       5,649

Mark D. Gersten

  3,770,573

       5,649

Mark Garbin

  3,770,573

       5,649

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wade Tactical L/S Fund and Board of Trustees

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wade Tactical L/S Fund (the “Fund”), a series of Northern Lights Fund Trust, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wade Tactical L/S Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

September 27, 2013

Wade Tactical L/S Fund

EXPENSE EXAMPLES

July 31, 2013 (Unaudited)

As a shareholder of the Wade Tactical L/S Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Tactical L/S Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2013 through July 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio **	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period 2/1/13 – 7/31/13*

Actual
Investor Class	1.68%	$1,000.00	$1,067.70	$8.61

	Annualized Expense Ratio **	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period 2/1/13 – 7/31/13*
Hypothetical
(5% return before expenses)
Investor Class	1.68%	$1,000.00	$1,016.46	$8.40

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized expense ratio does not include interest expenses or dividend expenses.

Wade Tactical L/S Fund

SUPPLEMENTAL INFORMATION

July 31, 2013 (Unaudited)

Wade Tactical Long/Short Fund (Advisor – Wade Financial Group, Inc.)*

In connection with the regular meeting held on May 21 and 22, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Wade Financial Group, Inc. (“Wade Financial”) and the Trust, on behalf of Wade Tactical Long/Short Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  With approximately $245 million in assets under management, the Trustees noted that Wade Financial has been providing a wide range of financial planning services and advice to corporate as well as wealth management clients since its founding in 1994.  In reviewing the key personnel servicing the Fund, the Trustees took into consideration their background and determined they possess financial management experience and knowledge to provide research and portfolio management and other key services for the Fund.  The Trustees noted that investment decisions are based on a blend of qualitative and quantitative research conducted by Wade Financial utilizing multiple research sources along with back testing results presented to the investment committee for further review and analysis before being approved and implemented.  They further noted that Wade Financial is not totally dependent on outside research sources as it also incorporates a contrarian value approach in its decision making process, and in seeking long term total return with protection of capital, Wade Financial uses diversification, stop losses, alternative low-correlating assets and maximum position size restrictions in order to reduce risk.  The Board has previous experience with the advisor and concluded that it is satisfied that the advisor can continue to deliver a quality of service expected by the Board and shareholders.

Performance.    The Trustees reviewed the Fund’s performance and noted the Fund’s beta and standard deviation show that the advisor may have given up too much in returns for what it is trying to achieve in terms of downside protection.  They noted the Fund returned 2.98% over the last year, underperforming its peer group (4.52%) and both the Morningstar Conservative Allocation (9.40%) and Long/Short Equity (5.15%) categories.  Since inception, however, they noted the Fund outperformed its peer group with returns of 7.48% versus 6.94%.  The Trustees noted as a positive that the advisor has made some changes in 2013 and the Fund’s performance is improving as a result.  They considered the Fund, year to date, is ranked in the top 20% of its peer funds.  After discussion, the Trustees concluded that the advisor has made changes that appear to be helping performance and are expecting that the Fund’s performance will continue to improve as Wade Financial continues with these changes.

Fees and Expenses.   The Trustees noted the advisory fee charged to the Fund is 1.00% which is in line with the peer group of 0.92% and Morningstar Long/Short category of 1.05%, but double that of the Morningstar Conservative Allocation at 0.50%.  With respect to the Morningstar categories, the Trustees considered the advisor’s representation that the Long/Short category is a more appropriate classification for the Fund, and in consideration of the Fund’s current strategy and increasing portion of portfolio dedicated to long/short the Board agreed that the Fund should be compared to the Long/Short category.  After further discussion, the Trustees agreed the Fund’s advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether economies of scale would be reached with respect to the management of the Fund.  They noted the advisor has negotiated breakpoints at $250 million and $500 million, and has an expense limitation agreement in place limiting Fund expenses to 1.99%.  After discussion, given the Fund’s relatively small asset level and in consideration of the negotiated breakpoints and expense limitation agreement, the Trustees concluded the absence of breakpoints in effect at this time was reasonable and shareholders will benefit appropriately from economies of scale as they are achieved.

Profitability.  The Trustees reviewed the profitability analysis provided by the advisor and the profit was far from excessive in light of the relatively small profit in actual dollars.  They considered that the advisor indicated its intent to renew the Fund’s expense limitation agreement.  After discussion, the Trustees concluded that the level of profitability was not unreasonable.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Wade Tactical L/S Fund

SUPPLEMENTAL INFORMATION (Unaudited)

As of July 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	113

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	113	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	99	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	99	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	99	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	99	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-950-6WFG.

7/31/13 – NLFT_v6

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $13,500

2012 - $13,000

2011 - $13,000

2010 - $13,000

(b)

Audit-Related Fees

2013 – None

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2013 - $3,000

2012 - $2,500

2011 - $2,000

2010 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 – $3,000

2012 – $2,500

2011 – $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/4/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/4/13